UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 17, 2026

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00663	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.001 par value	ARCC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 17, 2026 (the “Refinancing Date”), Ares Direct Lending CLO 1 LLC (“ADL CLO 1”), a wholly owned, consolidated subsidiary of Ares Capital Corporation (the “Company”), completed a refinancing of its approximately $708.7 million term debt securitization (as refinanced, the “ADL CLO 1 Debt Securitization” and such refinancing, the “ADL CLO 1 Reset Transaction”). The ADL CLO 1 Debt Securitization is also known as a collateralized loan obligation and is an on-balance-sheet financing incurred by the Company.

The notes offered in the ADL CLO 1 Reset Transaction were issued by ADL CLO 1 pursuant to an amended and restated indenture and security agreement (the “July 2038 CLO Indenture”), dated as of the Refinancing Date, among ADL CLO 1, as issuer, and U.S. Bank Trust Company, National Association (“U.S. Bank”), as collateral trustee, and include (i) $267.0 million of Class A-1-R Senior Floating Rate Notes due July 25, 2038 that were issued to third parties and bear interest at Term SOFR (as defined in the July 2038 CLO Indenture) plus 1.46% (the “July 2038 Class A-1-R CLO Notes”); (ii) $24.5 million of Class A-2-R Senior Floating Rate Notes due July 25, 2038 that were issued to third parties and bear interest at Term SOFR plus 1.70% (the “July 2038 Class A-2-R CLO Notes” and, together with the July 2038 Class A-1-R CLO Notes, the “July 2038 Class A CLO Notes”); (iii) $45.5 million of Class B-R Senior Floating Rate Notes due July 25, 2038 that were issued to third parties and bear interest at Term SOFR plus 1.90% (the “July 2038 Class B CLO Notes” and, together with the July 2038 Class A CLO Notes, the “July 2038 Secured CLO Notes”); and (iv) an additional $7.1 million of additional Subordinated Notes due July 25, 2038, which do not bear interest (together with the $225.6 million of existing Subordinated Notes issued by ADL CLO 1, the “July 2038 Subordinated CLO Notes” and, together with the July 2038 Secured CLO Notes, the “July 2038 CLO Notes”). The Company retained all of the July 2038 CLO Subordinated Notes, which are unsecured obligations of ADL CLO 1 and will accordingly be eliminated on consolidation.

In connection with the ADL CLO 1 Reset Transaction, ADL CLO 1 also entered into a credit agreement (the “July 2038 Class A-1-LR Credit Agreement”) dated as of the Refinancing Date, by and among ADL CLO 1, as borrower, the lenders from time to time party thereto, and U.S. Bank, as loan agent and collateral trustee, pursuant to which it incurred $139.0 million of Class A-1-LR term loans (the “July 2038 Class A-1-LR Loans”), which bear interest at Term SOFR plus 1.46% and are scheduled to mature on July 25, 2038. The July 2038 Class A-1-LR Loans may be converted by the lender into July 2038 Class A-1-R CLO Notes, subject to certain conditions under the July 2038 CLO Indenture and the July 2038 Class A-1-LR Credit Agreement.

The July 2038 Secured CLO Notes and the July 2038 Class A-1-LR Loans are the secured obligations of ADL CLO 1 and are backed by a diversified portfolio currently composed of first lien senior secured loans contributed by the Company to ADL CLO 1 on May 24, 2024 pursuant to the terms of a contribution agreement (the “Contribution Agreement”). The July 2038 CLO Indenture contains certain conditions pursuant to which additional loans can be acquired by ADL CLO 1, in accordance with rating agency criteria or as otherwise agreed with certain institutional investors who purchased the July 2038 Secured CLO Notes. Through July 25, 2031, all principal collections received on the underlying collateral may be used by ADL CLO 1 to purchase new collateral under the direction of Ares Capital Management LLC, the Company’s investment adviser, in its capacity as asset manager (the “Asset Manager”) to ADL CLO 1 under an asset management agreement (as amended, the “Asset Management Agreement”) and in accordance with the Company’s investment strategy, including additional collateral that may be purchased from the Company, pursuant to the terms of a master purchase and sale agreement (the “Master Purchase Agreement”) between the Company as seller and ADL CLO 1 as buyer. The Asset Manager has agreed to waive any management fees from ADL CLO 1. U.S. Bank (the “Collateral Administrator”) continues to serve as collateral administrator for ADL CLO 1 under a collateral administration agreement (as amended and restated, the “Collateral Administration Agreement”) among ADL CLO 1, the Asset Manager and the Collateral Administrator.

The July 2038 CLO Indenture and July 2038 Class A-1-LR Credit Agreement include customary covenants and events of default. The July 2038 CLO Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

ADL CLO 1 used the net proceeds of the ADL CLO 1 Reset Transaction to (a) redeem in full ADL CLO 1’s existing (i) $406.0 million principal amount of Class A Senior Secured Floating Rate Notes due 2036; and (ii) $70.0 million of Class B Senior Secured Floating Rate Notes due 2036; (b) fund deposits into various accounts of ADL CLO 1 and (c) pay certain fees and expenses in connection with the ADL CLO 1 Reset Transaction.

The foregoing descriptions of the Contribution Agreement, the July 2038 CLO Indenture, the July 2038 Class A-1-LR Credit Agreement, the July 2038 Class A CLO Notes, the July 2038 Class B CLO Notes, the July 2038 Subordinated CLO Notes, the Asset Management Agreement, the Collateral Administration Agreement and the Master Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Contribution Agreement, the July 2038 CLO Indenture, the July 2038 Class A-1-LR Credit Agreement, the July 2038 Class A CLO Notes, the July 2038 Class B CLO Notes, the July 2038 Subordinated CLO Notes, the Asset Management Agreement, the Collateral Administration Agreement and the Master Purchase Agreement, respectively, each filed as exhibits hereto or included within such exhibits, as applicable, and incorporated into this Current Report on Form 8-K by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
4.1	Amended and Restated Indenture and Security Agreement, dated as of July 17, 2026, by and between Ares Direct Lending CLO 1 LLC, as issuer, and U.S. Bank Trust Company, National Association, as collateral trustee

4.2	Form of Class A-1-R Senior Floating Rate Notes due 2038 (contained in the Indenture filed as Exhibit 4.1 hereto)

4.3	Form of Class A-2-R Senior Floating Rate Notes due 2038 (contained in the Indenture filed as Exhibit 4.1 hereto)

4.4	Form of Class B-R Senior Floating Rate Notes due 2038 (contained in the Indenture filed as Exhibit 4.1 hereto)

4.5	Form of Subordinated Notes due 2038 (contained in the Indenture filed as Exhibit 4.1 hereto)

10.1	Credit Agreement, dated as of July 17, 2026, by and among Ares Direct Lending CLO 1 LLC, as borrower, U.S. Bank Trust Company, National Association, as loan agent and collateral trustee, and the various financial institutions from time to time party thereto

10.2	Amended and Restated Collateral Administration Agreement, dated as of July 17, 2026, by and among Ares Direct Lending CLO 1 LLC, as issuer, Ares Capital Management LLC, as asset manager, and U.S. Bank Trust Company, National Association as collateral administrator

10.3	First Amendment to the Asset Management Agreement, dated as of July 17, 2026, by and between Ares Direct Lending CLO 1 LLC, as issuer, and Ares Capital Management LLC, as asset manager

10.4	Master Purchase and Sale Agreement, dated as of May 24, 2024, by and between Ares Capital Corporation, as seller, and Ares Direct Lending CLO 1 LLC, as buyer (incorporated by reference to Exhibit 10.3 of Ares Capital Corporation Current Report on Form 8-K filed on May 31, 2024)

10.5	Contribution Agreement, dated as of May 24, 2024, by and between Ares Capital Corporation, as transferor, and Ares Direct Lending CLO 1 LLC, as transferee (incorporated by reference to Exhibit 10.4 of Ares Capital Corporation Current Report on Form 8-K filed on May 31, 2024)

104	Cover Page Interactive Data File (embedded within Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: July 22, 2026

	By:	/s/ Scott C. Lem
	Name:	Scott C. Lem
	Title:	Chief Financial Officer and Treasurer